                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 2, 1999
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               (Date of Report--Date of Earliest Event Reported)



                               D.R. Horton, Inc.
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              (Exact Name of Registrant as Specified in Charter)




          Delaware                    1-14112                    75-2386963
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)




          1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
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                   (Address of Principal Executive Offices)



                                (817) 856-8200
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             (Registrant's Telephone Number, Including Area Code)



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     (Former Name or Former Address, if Changed Since Last Report)
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        Item 5.  Other Events

        Exhibit 1.1 hereto is the Underwriting Agreement, dated as of February 1, 1999 among D.R. Horton , Inc., the Guarantors named therein, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc. and BT Alex. Brown Incorporated.

        Exhibit 4.1 hereto is the Sixth Supplemental Indenture, dated as of February 4, 1999, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 8% Senior Notes due in 2009 of D.R. Horton, Inc.

        Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                                   Exhibits

1.1 Underwriting Agreement, dated as of February 1, 1999, among D.R. Horton, Inc., the Guarantors named therein, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc. and BT Alex. Brown Incorporated.

4.1 Sixth Supplemental Indenture, dated as of February 4, 1999, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 8% Senior Notes due 2009 of D.R. Horton, Inc.

12.1    Statement of computation of ratios of earnings to fixed charges.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 1999

                              D.R. Horton, Inc.
                              Registrant

                              By: /s/ David T. Keller
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                                 David T. Keller
                                 Executive Vice President and
                                 Chief Financial Officer